As filed with the Securities and Exchange Commission on May 16, 2006
Registration No. 333-132355

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 4
to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
DARWIN PROFESSIONAL UNDERWRITERS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	6331 (Primary Standard Industrial Classification Code Number)	03-0510450 (I.R.S. Employer Identification Number)
9 Farm Springs Road
Farmington, Connecticut 06032
(860) 284-1300
(Address, including zip code and telephone number,
including area code, of Registrant’s principal executive offices)
Stephen Sills
President and Chief Executive Officer
9 Farm Springs Road
Farmington, Connecticut 06032
(860) 284-1300
(Name, address, including zip code, and telephone number,
including area code, of agent for service)
Copies to:

Aileen C. Meehan, Esq. James A. FitzPatrick, Jr., Esq. Dewey Ballantine LLP 1301 Avenue of the Americas New York, New York 10019 (212) 259-8000	Michael Groll, Esq. Michael W. E. Didriksen, Esq. LeBoeuf, Lamb, Greene & MacRae LLP 125 West 55th Street New York, New York 10019 (212) 424-8000
      Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), check the following box.     ☐
      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
      The sole purpose of this amendment is to file Exhibits 1.1, 3.1.1, 3.1.2, 3.1.3, 3.1.4, 3.2, 4.1, 4.2, 4.3, 5.1, 10.8, 10.9, 10.17.1, 10.18.1, 10.19.3, 10.20.3, 10.22.1, 10.23.3, 10.47, 23.2 and 24.3 to the registration statement as indicated in the Exhibit index of this amendment. No change is made to the preliminary prospectus constituting Part I of the registration statement or Items 13, 14, 15, 16(b) or 17 of Part II of the registration statement. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the registration statement, the signature page to the registration statement, the Exhibit index of the registration statement and Exhibits 1.1, 3.1.1, 3.1.2, 3.1.3, 3.1.4, 3,2, 4.1, 4.2, 4.3, 5.1, 10.8, 10.9, 10.17.1, 10.18.1, 10.19.3, 10.20.3, 10.22.1, 10.23.3, 10.47, 23.2 and 24.3.

ITEM 16.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES
      (a) Exhibits
Exhibit index

Exhibit
Number		Description of Exhibit

1.1		Form of Purchase Agreement between Darwin Professional Underwriters, Inc. and the underwriters named therein.
3.1.1		Certificate of Incorporation of Darwin Professional Underwriters, Inc.

3.1.2		Certificate of Amendment to Certificate of Incorporation dated November 30, 2005.

3.1.3		Certificate of Amendment to Certificate of Incorporation dated May 15, 2006.

3.1.4		Form of Amended and Restated Certificate of Incorporation (to be effective upon the completion of the initial public offering by the Registrant).

3.2		Amended and Restated By-laws.

4.1		Specimen Stock Certificate.

4.2		Form of Registration Rights Agreement by and between Darwin Professional Underwriters, Inc. and Alleghany Insurance Holdings LLC.

4.3		Form of Master Agreement by and between Darwin Professional Underwriters, Inc. and Alleghany Corporation.

5.1		Opinion of Dewey Ballantine LLP.

10.1**		Amended and Restated Employment Agreement dated November 11, 2005 between Darwin Professional Underwriters, Inc. and Stephen J. Sills.†

10.2**		Amended and Restated Employment Agreement dated November 11, 2005 between Darwin Professional Underwriters, Inc. and Mark I. Rosen.†

10.3.1	**	Investment Management Agreement dated July 1, 2004 by and between General Re-New England Asset Management and Alleghany Corporation.

10.3.2	**	Amendment No. 1 dated June 1, 2005 to Investment Management Agreement dated July 1, 2004 by and between General Re-New England Asset Management and Alleghany Corporation.

10.4**		Contribution and Exchange Agreement dated November 11, 2005 by and among Alleghany Insurance Holdings LLC, Darwin Group, Inc. and Darwin Professional Underwriters, Inc.

10.5**		Amended and Restated Restricted Stock Plan of Darwin Professional Underwriters, Inc. effective as of November 11, 2005.†

10.6**		Amended and Restated Long-Term Incentive Plan of Darwin Professional Underwriters, Inc. effective as of November 11, 2005.†

10.7**		Amended Tax Sharing Agreement dated January 1, 2005 by and between Alleghany Insurance Holdings LLC and Darwin Professional Underwriters, Inc.

10.8		Form of 2006 Darwin Professional Underwriters, Inc. Stock Incentive Plan.†

10.9		Form of Darwin Professional Underwriters, Inc. Stock and Unit Plan for Non-Employee Directors.†

10.10*	*	Program Administrator Agreement effective as of October 1, 2004 between American Professional Agency, Inc., Darwin Professional Underwriters, Inc., Darwin National Assurance Company, Platte River Insurance Company and Capitol Specialty Insurance Corporation.

10.10.	1**	Amendment to Program Administrator Agreement effective as of October 1, 2004 between American Professional Agency, Inc., Darwin Professional Underwriters, Inc., Darwin National Assurance Company, Platte River Insurance Company and Capitol Specialty Insurance Corporation.

Exhibit
Number		Description of Exhibit

10.11*	*	Program Administrator Agreement effective as of September 15, 2005 between Professional Underwriters and Darwin Professional Underwriters, Inc.

10.12*	*	Underwriting Management Agreement effective as of December 12, 2003 by and between Platte River Insurance Corporation and Darwin Professional Underwriters, Inc.

10.13*	*	Underwriting Management Agreement effective as of June 1, 2003 by and between Capitol Indemnity Corporation and Darwin Professional Underwriters, Inc.

10.14*	*	Underwriting Management Agreement effective as of June 1, 2003 by and between Capitol Specialty Insurance Corporation and Darwin Professional Underwriters, Inc.

10.15*	*	Underwriting Management Agreement effective as of July 15, 2004 by and between Darwin National Assurance Company and Darwin Professional Underwriters, Inc.

10.16*	*	Underwriting Management Agreement effective as of May 5, 2005 by and between Darwin Select Insurance Company and Darwin Professional Underwriters, Inc.

10.17*	*	Reinsurance Agreement effective as of July 1, 2004 between Capitol Indemnity Corporation and Darwin National Assurance Company.

10.17.	1	Amendment effective as of January 1, 2006 to Reinsurance Agreement effective July 1, 2004 between Capitol Indemnity Corporation and Darwin National Assurance Company.

10.18*	*	Reinsurance Agreement effective as of July 1, 2004 between Capitol Specialty Insurance Corporation and Darwin National Assurance Company.

10.18.	1	Amendment effective as of January 1, 2006 to Reinsurance Agreement effective July 1, 2004 between Capitol Specialty Insurance Corporation and Darwin National Assurance Company.

10.19.	1**	Reinsurance Agreement effective as of July 1, 2005 by and among Capitol Indemnity Corporation and Darwin National Assurance Company.

10.19.	2**	Amendment effective as of October 1, 2005 to Reinsurance Agreement effective as of July 1, 2005 by and among Capitol Indemnity Corporation and Darwin National Assurance Company.

10.19.	3	Amendment effective as of January 1, 2006 to Reinsurance Agreement effective July 1, 2005 between Capitol Indemnity Corporation and Darwin National Assurance Company.

10.20.	1**	Reinsurance Agreement effective as of July 1, 2005 by and among Capitol Specialty Insurance Corporation and Darwin National Assurance Company.

10.20.	2**	Amendment effective as of October 1, 2005 to Reinsurance Agreement effective as of July 1, 2005 by and among Capitol Specialty Insurance Corporation and Darwin National Assurance Company.

10.20.	3	Amendment effective as of January 1, 2006 to Reinsurance Agreement effective July 1, 2005 between Capitol Specialty Insurance Corporation and Darwin National Assurance Company.

10.21.	1**	Commutation and Release Agreement effective as of July 1, 2005 by and between Capitol Indemnity Corporation and Darwin National Assurance Company.

10.21.	2**	Amendment effective as of October 1, 2005 to Commutation and Release Agreement effective as of July 1, 2005 by and between Capitol Indemnity Corporation and Darwin National Assurance Company.

10.22*	*	Reinsurance Agreement effective as of July 1, 2004 by and among Platte River Insurance Company and Darwin National Assurance Company.

10.22.	1	Amendment effective as of January 1, 2006 to Reinsurance Agreement effective July 1, 2004 between Platte River Insurance Company and Darwin National Assurance Company.

10.23.	1**	Reinsurance Agreement effective as of July 1, 2005 by and among Platte River Insurance Company and Darwin National Assurance Company.
10.23.	2**	Amendment effective as of October 1, 2005 to Reinsurance Agreement effective as of July 1, 2005 by and among Platte River Insurance Company and Darwin National Assurance Company.

Exhibit
Number		Description of Exhibit

10.23.	3	Amendment effective as of January 1, 2006 to Reinsurance Agreement effective July 1, 2005 between Platte River Insurance Company and Darwin National Assurance Company.

10.24*	*	Excess of Loss Reinsurance Contract effective as of July 1, 2003 by and among Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.25*	*	Excess Cession Reinsurance Contract effective as of October 1, 2003 (originally effective as of January 1, 2004) by and among Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.26*	*	Excess of Loss Reinsurance Contract effective as of October 1, 2003 (originally effective as of January 1, 2004) by and among Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.27*	*	Psychiatrists Professional and Office Liability Quota Share effective as of October 1, 2004 by and among Darwin National Assurance Company, Capitol Specialty Insurance Corporation and any other associated, affiliated or subsidiary companies of Alleghany Insurance Holdings, Ltd. and the Reinsurers signatory thereto.

10.28*	*	Excess Cession Reinsurance Contract effective as of January 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.29*	*	Excess Cession Reinsurance Contract effective as of September 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.30*	*	Excess of Loss Reinsurance Contract effective as of January 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.31*	*	Excess of Loss Reinsurance Contract effective as of April 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.32*	*	First Excess Cession Reinsurance Contract effective as of April 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.33*	*	Quota Share Reinsurance Contract effective as of September 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

Exhibit
Number		Description of Exhibit

10.34*	*	Second Excess Cession Reinsurance Contract effective as of April 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.35*	*	Office Lease dated February 1, 2005 by and between Lancdon Limited Partnership and Darwin Professional Underwriters, Inc.

10.36*	*	Software License Agreement dated November 21, 2003 by and between OneShield, Inc. and Darwin Professional Underwriters, Inc.

10.37*	*	Software and Services Agreement effective as of November 9, 2004 between Valley Oak Systems, Inc. and Darwin Professional Underwriters, Inc.

10.38*	*	Excess Cession Reinsurance Contract effective April 1, 2006 by and among Darwin National Assurance Company, Darwin Select Insurance Company and/or any other associated, affiliated or subsidiary companies of Darwin Professional Underwriters, Inc., including business assumed by the Reassured from Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

10.39*	*	Excess of Loss Reinsurance Contract effective April 1, 2006 by and among Darwin National Assurance Company, Darwin Select Insurance Company and/or any other associated, affiliated or subsidiary companies of Darwin Professional Underwriters, Inc., including business assumed by the Reassured from Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

10.40*	*	Excess Cession Reinsurance Contract effective September 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

10.41*	*	Excess of Loss Reinsurance Contract effective April 1, 2006 by and among Darwin National Assurance Company, Darwin Select Insurance Company and/or any other associated, affiliated or subsidiary companies of Darwin Professional Underwriters, Inc., including business assumed by the Reassured from Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

10.42*	*	First Excess Cession Reinsurance Contract effective April 1, 2006 by and among Darwin National Assurance Company, Darwin Select Insurance Company and/or any other associated, affiliated or subsidiary companies of Darwin Professional Underwriters, Inc., including business assumed by the Reassured from Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

Exhibit
Number		Description of Exhibit

10.43*	*	Second Excess Cession Reinsurance Contract effective April 1, 2006 by and among Darwin National Assurance Company, Darwin Select Insurance Company and/or any other associated, affiliated or subsidiary companies of Darwin Professional Underwriters, Inc., including business assumed by the Reassured from Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

10.44*	*	Quota Share Reinsurance Contract effective September 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto and Addendums No. 1 and 2 thereto.

10.45*	*	Professional Liability Excess of Loss Reinsurance Contract effective October 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Professional Government Underwriters and/or Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

10.46*	*	Excess of Loss Reinsurance Contract effective November 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.
10.47		Form of 2006 Employees’ Restricted Stock Plan.†

21**		Subsidiaries of Darwin Professional Underwriters, Inc.

23.1**		Report and Consent of KPMG LLP.

23.2		Consent of Dewey Ballantine LLP (included in Exhibit 5).
24.1		Power of Attorney (See signature page of Registration Statement filed on March 10, 2006).
24.2**		Powers of Attorney executed by R. Bruce Albro, William C. Popik and George M. Reider, Jr.
24.3		Power of Attorney executed by Robert V. Deutsch.
99.1**		Consents of Director Nominees

*	To be filed by amendment.

**	Previously filed.

†	Indicates a management contract or compensatory plan.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Farmington, State of Connecticut on May 16, 2006.

DARWIN PROFESSIONAL UNDERWRITERS, INC.

By:	/s/ Stephen J. Sills

Stephen J. Sills
President, Chief Executive Officer and
Chairman of the Board of Directors
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Capacity	Date

/s/ Stephen J. Sills Stephen J. Sills		President, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	May 16, 2006

/s/ John L. Sennott, Jr. John L. Sennott, Jr.		Senior Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 16, 2006

* Christopher K. Dalrymple		Secretary, Director	May 16, 2006

* R. Bruce Albro		Director	May 16, 2006

* Robert V. Deutsch		Director	May 16, 2006

* Phillip N. Ben-Zvi		Director	May 16, 2006

* Weston M. Hicks		Director	May 16, 2006

* William C. Popik, M.D.		Director	May 16, 2006

* George M. Reider, Jr.		Director	May 16, 2006

* James P. Slattery		Director	May 16, 2006

*By:	/s/ John L. Sennott, Jr. John L. Sennott, Jr. Attorney-in-Fact

Exhibit index

Exhibit
Number	Description of Exhibit

1.1	Form of Purchase Agreement between Darwin Professional Underwriters, Inc. and the underwriters named therein.
3.1.1	Certificate of Incorporation of Darwin Professional Underwriters, Inc.

3.1.2	Certificate of Amendment to Certificate of Incorporation dated November 30, 2005.

3.1.3	Certificate of Amendment to Certificate of Incorporation dated May 15, 2006.

3.1.4	Form of Amended and Restated Certificate of Incorporation (to be effective upon the completion of the initial public offering by the Registrant).

3.2	Amended and Restated By-laws.

4.1	Specimen Stock Certificate.

4.2	Form of Registration Rights Agreement by and between Darwin Professional Underwriters, Inc. and Alleghany Insurance Holdings LLC.

4.3	Form of Master Agreement by and between Darwin Professional Underwriters, Inc. and Alleghany Corporation.

5.1	Opinion of Dewey Ballantine LLP.

10.1**	Amended and Restated Employment Agreement dated November 11, 2005 between Darwin Professional Underwriters, Inc. and Stephen J. Sills.†

10.2**	Amended and Restated Employment Agreement dated November 11, 2005 between Darwin Professional Underwriters, Inc. and Mark I. Rosen.†

10.3.1**	Investment Management Agreement dated July 1, 2004 by and between General Re-New England Asset Management and Alleghany Corporation.

10.3.2**	Amendment No. 1 dated June 1, 2005 to Investment Management Agreement dated July 1, 2004 by and between General Re-New England Asset Management and Alleghany Corporation.

10.4**	Contribution and Exchange Agreement dated November 11, 2005 by and among Alleghany Insurance Holdings LLC, Darwin Group, Inc. and Darwin Professional Underwriters, Inc.

10.5**	Amended and Restated Restricted Stock Plan of Darwin Professional Underwriters, Inc. effective as of November 11, 2005.†

10.6**	Amended and Restated Long-Term Incentive Plan of Darwin Professional Underwriters, Inc. effective as of November 11, 2005.†

10.7**	Amended Tax Sharing Agreement dated January 1, 2005 by and between Alleghany Insurance Holdings LLC and Darwin Professional Underwriters, Inc.

10.8	Form of 2006 Darwin Professional Underwriters, Inc. Stock Incentive Plan.†

10.9	Form of Darwin Professional Underwriters, Inc. Stock and Unit Plan for Non-Employee Directors.†

10.10**	Program Administrator Agreement effective as of October 1, 2004 between American Professional Agency, Inc., Darwin Professional Underwriters, Inc., Darwin National Assurance Company, Platte River Insurance Company and Capitol Specialty Insurance Corporation.

10.10.1**	Amendment to Program Administrator Agreement effective as of October 1, 2004 between American Professional Agency, Inc., Darwin Professional Underwriters, Inc., Darwin National Assurance Company, Platte River Insurance Company and Capitol Specialty Insurance Corporation.

10.11**	Program Administrator Agreement effective as of September 15, 2005 between Professional Underwriters and Darwin Professional Underwriters, Inc.

10.12**	Underwriting Management Agreement effective as of December 12, 2003 by and between Platte River Insurance Corporation and Darwin Professional Underwriters, Inc.

10.13**	Underwriting Management Agreement effective as of June 1, 2003 by and between Capitol Indemnity Corporation and Darwin Professional Underwriters, Inc.

10.14**	Underwriting Management Agreement effective as of June 1, 2003 by and between Capitol Specialty Insurance Corporation and Darwin Professional Underwriters, Inc.

Exhibit
Number	Description of Exhibit

10.15**	Underwriting Management Agreement effective as of July 15, 2004 by and between Darwin National Assurance Company and Darwin Professional Underwriters, Inc.

10.16**	Underwriting Management Agreement effective as of May 5, 2005 by and between Darwin Select Insurance Company and Darwin Professional Underwriters, Inc.

10.17**	Reinsurance Agreement effective as of July 1, 2004 between Capitol Indemnity Corporation and Darwin National Assurance Company.

10.17.1	Amendment effective as of January 1, 2006 to Reinsurance Agreement effective July 1, 2004 between Capitol Indemnity Corporation and Darwin National Assurance Company.

10.18**	Reinsurance Agreement effective as of July 1, 2004 between Capitol Specialty Insurance Corporation and Darwin National Assurance Company.

10.18.1	Amendment effective as of January 1, 2006 to Reinsurance Agreement effective July 1, 2004 between Capitol Specialty Insurance Corporation and Darwin National Assurance Company.

10.19.1**	Reinsurance Agreement effective as of July 1, 2005 by and among Capitol Indemnity Corporation and Darwin National Assurance Company.

10.19.2**	Amendment effective as of October 1, 2005 to Reinsurance Agreement effective as of July 1, 2005 by and among Capitol Indemnity Corporation and Darwin National Assurance Company.

10.19.3	Amendment effective as of January 1, 2006 to Reinsurance Agreement effective July 1, 2005 between Capitol Indemnity Corporation and Darwin National Assurance Company.

10.20.1**	Reinsurance Agreement effective as of July 1, 2005 by and among Capitol Specialty Insurance Corporation and Darwin National Assurance Company.

10.20.2**	Amendment effective as of October 1, 2005 to Reinsurance Agreement effective as of July 1, 2005 by and among Capitol Specialty Insurance Corporation and Darwin National Assurance Company.

10.20.3	Amendment effective as of January 1, 2006 to Reinsurance Agreement effective July 1, 2005 between Capitol Specialty Insurance Corporation and Darwin National Assurance Company.

10.21.1**	Commutation and Release Agreement effective as of July 1, 2005 by and between Capitol Indemnity Corporation and Darwin National Assurance Company.

10.21.2**	Amendment effective as of October 1, 2005 to Commutation and Release Agreement effective as of July 1, 2005 by and between Capitol Indemnity Corporation and Darwin National Assurance Company.

10.22**	Reinsurance Agreement effective as of July 1, 2004 by and among Platte River Insurance Company and Darwin National Assurance Company.

10.22.1	Amendment effective as of January 1, 2006 to Reinsurance Agreement effective July 1, 2004 between Platte River Insurance Company and Darwin National Assurance Company.

10.23.1**	Reinsurance Agreement effective as of July 1, 2005 by and among Platte River Insurance Company and Darwin National Assurance Company.

10.23.2**	Amendment effective as of October 1, 2005 to Reinsurance Agreement effective as of July 1, 2005 by and among Platte River Insurance Company and Darwin National Assurance Company.

10.23.3	Amendment effective as of January 1, 2006 to Reinsurance Agreement effective July 1, 2005 between Platte River Insurance Company and Darwin National Assurance Company.

10.24**	Excess of Loss Reinsurance Contract effective as of July 1, 2003 by and among Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.25**	Excess Cession Reinsurance Contract effective as of October 1, 2003 (originally effective as of January 1, 2004) by and among Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

Exhibit
Number	Description of Exhibit

10.26**	Excess of Loss Reinsurance Contract effective as of October 1, 2003 (originally effective as of January 1, 2004) by and among Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.27**	Psychiatrists Professional and Office Liability Quota Share effective as of October 1, 2004 by and among Darwin National Assurance Company, Capitol Specialty Insurance Corporation and any other associated, affiliated or subsidiary companies of Alleghany Insurance Holdings, Ltd. and the Reinsurers signatory thereto.

10.28**	Excess Cession Reinsurance Contract effective as of January 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.29**	Excess Cession Reinsurance Contract effective as of September 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.30**	Excess of Loss Reinsurance Contract effective as of January 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.31**	Excess of Loss Reinsurance Contract effective as of April 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.32**	First Excess Cession Reinsurance Contract effective as of April 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.33**	Quota Share Reinsurance Contract effective as of September 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.34**	Second Excess Cession Reinsurance Contract effective as of April 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC and the Reinsurers signatory thereto.

10.35**	Office Lease dated February 1, 2005 by and between Lancdon Limited Partnership and Darwin Professional Underwriters, Inc.

10.36**	Software License Agreement dated November 21, 2003 by and between OneShield, Inc. and Darwin Professional Underwriters, Inc.

10.37**	Software and Services Agreement effective as of November 9, 2004 between Valley Oak Systems, Inc. and Darwin Professional Underwriters, Inc.

Exhibit
Number	Description of Exhibit

10.38**	Excess Cession Reinsurance Contract effective April 1, 2006 by and among Darwin National Assurance Company, Darwin Select Insurance Company and/or any other associated, affiliated or subsidiary companies of Darwin Professional Underwriters, Inc., including business assumed by the Reassured from Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

10.39**	Excess of Loss Reinsurance Contract effective April 1, 2006 by and among Darwin National Assurance Company, Darwin Select Insurance Company and/or any other associated, affiliated or subsidiary companies of Darwin Professional Underwriters, Inc., including business assumed by the Reassured from Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

10.40**	Excess Cession Reinsurance Contract effective September 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

10.41**	Excess of Loss Reinsurance Contract effective April 1, 2006 by and among Darwin National Assurance Company, Darwin Select Insurance Company and/or any other associated, affiliated or subsidiary companies of Darwin Professional Underwriters, Inc., including business assumed by the Reassured from Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

10.42**	First Excess Cession Reinsurance Contract effective April 1, 2006 by and among Darwin National Assurance Company, Darwin Select Insurance Company and/or any other associated, affiliated or subsidiary companies of Darwin Professional Underwriters, Inc., including business assumed by the Reassured from Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

10.43**	Second Excess Cession Reinsurance Contract effective April 1, 2006 by and among Darwin National Assurance Company, Darwin Select Insurance Company and/or any other associated, affiliated or subsidiary companies of Darwin Professional Underwriters, Inc., including business assumed by the Reassured from Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

10.44**	Quota Share Reinsurance Contract effective September 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto and Addendums No. 1 and 2 thereto.

10.45**	Professional Liability Excess of Loss Reinsurance Contract effective October 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Professional Government Underwriters and/or Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

Exhibit
Number	Description of Exhibit

10.46**	Excess of Loss Reinsurance Contract effective November 1, 2005 by and among Darwin National Assurance Company, Darwin Select Insurance Company, Capitol Indemnity Corporation, Platte River Insurance Company and/or any other associated, affiliated or subsidiary companies of Alleghany Insurance Holding LLC, but only in respect of business underwritten by Darwin Professional Underwriters, Inc. and the Reinsurers signatory thereto.

10.47	Form of 2006 Employees’ Restricted Stock Plan.†

21**	Subsidiaries of Darwin Professional Underwriters, Inc.

23.1**	Report and Consent of KPMG LLP.

23.2	Consent of Dewey Ballantine LLP (included in Exhibit 5).

24.1	Power of Attorney (see signature page of Registration Statement filed on March 10, 2006).

24.2**	Powers of Attorney executed by R. Bruce Albro, William C. Popik and George M. Reider, Jr.

24.3	Power of Attorney executed by Robert V. Deutsch.

99.1**	Consents of Director Nominees

*	To be filed by amendment.

**	Previously filed.

†	Indicates a management contract or compensatory plan.